                                                                    EXHIBIT 10.7

                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) Mary Ann Talley, an individual ("Mrs. Talley"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), and (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, it is currently contemplated that Mrs. Talley will acquire a portion of the Shares from Talley and, from time to time, the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Trust"); and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Mrs. Talley hereby (i) acknowledges that she has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which she holds any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, Mrs. Talley acknowledges that the Shares acquired by her will contain the legend set forth on Exhibit "A" hereto and the Company covenants to place such a legend on any Shares that Mrs. Talley acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Mrs. Talley except to a Permitted Transferee in accordance with
Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                /s/ MARY ANN TALLEY
                                ------------------------------------------------
                                Mary Ann Talley

                                RENT-A-CENTER, INC.

                                By:    /s/ ROBERT D. DAVIS
                                       -----------------------------------------
                                Name:  Robert D. Davis
                                       -----------------------------------------
                                Title: Vice President - Finance and Chief
                                        Financial Officer
                                       -----------------------------------------

                                APOLLO INVESTMENT FUND IV, L.P.
                                a Delaware limited partnership

                                By:   Apollo Advisors IV, L.P.
                                      its General Partner

                                      By:   Apollo Capital Management IV, Inc.
                                            its General Partner

                                            By:    /s/ LARRY BERG
                                                   -----------------------------
                                            Name:  Larry Berg
                                                   -----------------------------
                                            Title: V.P.
                                                   -----------------------------

                                APOLLO OVERSEAS PARTNERS IV, L.P.
                                an exempted limited partnership registered in the Cayman Islands

                                By:   Apollo Advisors IV, L.P.
                                      its General Partner

                                      By:   Apollo Capital Management IV, Inc.
                                            its Managing General Partner

                                            By:    /s/ LARRY BERG
                                                   -----------------------------
                                            Name:  Larry Berg
                                                   -----------------------------
                                            Title: V.P.
                                                   -----------------------------

                                /s/ J. ERNEST TALLEY
                                ------------------------------------------------
                                J. Ernest Talley

                                /s/ MARK E. SPEESE
                                ------------------------------------------------
                                Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Trust"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mary Ann Talley, an individual ("Mrs. Talley"), (v) Mark E. Speese, an individual ("Speese"), and (vi) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley has previously agreed to be bound by the terms of the Stockholders Agreement.

         WHEREAS, it is currently contemplated that the Trust will acquire a portion of the Shares from Mrs. Talley; and

         WHEREAS, Talley will serve as sole trustee (the "Trustee") of the Trust; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, the Trust and the Trustee each hereby (i) acknowledges that each of them has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it holds any direct or indirect pecuniary, beneficial or voting interest. Furthermore, the Trust and Trustee each hereby acknowledges that the Shares acquired by the Trust will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that the Trust acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, including, without limitation, any successor Trustee under the Trust; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Trust or Trustee except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. Except as permitted by Section 2.2 of the Stockholders Agreement, the Trust, Trustee, Talley and Mrs. Talley covenant and agree that no Person other than Talley, Mrs. Talley, Matthew Talley or Mark Talley can or will (A) be a Trustee or a beneficiary of the Trust, or (B) have any direct or indirect pecuniary, beneficial or voting interest in the Trust or Shares held by the Trust. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               TALLEY 1999 TRUST

                               By: /s/ J. ERNEST TALLEY
                                   ---------------------------------------------
                               J. Ernest Talley, as Trustee

                               RENT-A-CENTER, INC.
                               a Delaware corporation

                               By:    /s/ ROBERT D. DAVIS
                                      ------------------------------------------
                               Name:  Robert D. Davis
                                      ------------------------------------------
                               Title: Vice President - Finance and Chief
                                       Financial Officer
                                      ------------------------------------------

                               APOLLO INVESTMENT FUND IV, L.P.
                               a Delaware limited partnership

                               By:  Apollo Advisors IV, L.P.
                                    its General Partner

                                    By:  Apollo Capital Management IV, Inc.
                                         its General Partner

                                         By:    /s/ LARRY BERG
                                                --------------------------------
                                         Name:  Larry Berg
                                                --------------------------------
                                         Title: V.P.
                                                --------------------------------

                               APOLLO OVERSEAS PARTNERS IV, L.P.
                               an exempted limited partnership registered in the Cayman Islands

                               By:  Apollo Advisors IV, L.P.
                                    its General Partner

                                    By:  Apollo Capital Management IV, Inc.
                                         its Managing General Partner

                                         By:    /s/ LARRY BERG
                                                --------------------------------
                                         Name:  Larry Berg
                                                --------------------------------
                                         Title: V.P.
                                                --------------------------------


                               /s/ J. ERNEST TALLEY
                               -------------------------------------------------
                               J. Ernest Talley

                               /s/ MARY ANN TALLEY
                               -------------------------------------------------
                               Mary Ann Talley

                               /s/ MARK E. SPEESE
                               -------------------------------------------------
                               Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mary Ann Talley, an individual ("Mrs. Talley") (v) Mark E. Speese, an individual ("Speese"), and (vi) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley has previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Talley Management will acquire a portion of the Shares from Talley and Mrs. Talley; and

         WHEREAS, Talley and Mrs. Talley, as the sole stockholders, directors and officers of Talley Management, will have sole dispositive and voting control over all Shares held by Talley Management; and

         WHEREAS, Talley Management, as the general partner of the Partnership, will have sole dispositive and voting control over all of the Shares held by the Partnership; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Talley Management hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it or the Partnership holds any direct or indirect pecuniary, beneficial or voting interest. Furthermore, Talley Management acknowledges that the Shares acquired by it or the Partnership will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that Talley Management or the Partnership acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Talley Management or the Partnership except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. Except as permitted by Section 2.2 of the Stockholders Agreement, Talley, Mrs. Talley and Talley Management covenant and agree that (A) no Person other than Talley, Mrs. Talley, Matthew Talley or Mark Talley can or will have any direct or indirect pecuniary, beneficial or voting interest in any Shares held by Talley Management or the Partnership, including as a result of any liquidation, dissolution or other distribution, (B) Talley will at all times control Talley Management, and (C) no Person other than Talley, Mrs. Talley, Matthew Talley or Mark Talley can or will own any direct or indirect pecuniary, beneficial or voting interest in Talley Management or the Partnership. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               TALLEY MANAGEMENT, INC.
                               a Texas corporation

                               By: /s/ J. ERNEST TALLEY
                                   ---------------------------------------------
                               Name:  J. Ernest Talley
                                    --------------------------------------------
                               Title: President
                                     -------------------------------------------

                               RENT-A-CENTER, INC.
                               a Delaware corporation

                               By:    /s/ ROBERT D. DAVIS
                                      ------------------------------------------
                               Name:  Robert D. Davis
                                      ------------------------------------------
                               Title: Vice President - Finance and Chief
                                       Financial Officer
                                      ------------------------------------------

                               APOLLO INVESTMENT FUND IV, L.P.
                               a Delaware limited partnership

                               By:  Apollo Advisors IV, L.P.
                                    its General Partner

                                    By:  Apollo Capital Management IV, Inc.
                                         its General Partner

                                         By:    /s/ LARRY BERG
                                                --------------------------------
                                         Name:  Larry Berg
                                                --------------------------------
                                         Title: V.P.
                                                --------------------------------

                               APOLLO OVERSEAS PARTNERS IV, L.P.
                               an exempted limited partnership registered in the Cayman Islands

                               By:  Apollo Advisors IV, L.P.
                                    its General Partner

                                    By:  Apollo Capital Management IV, Inc.
                                         its Managing General Partner

                                         By:    /s/ LARRY BERG
                                                --------------------------------
                                         Name:  Larry Berg
                                                --------------------------------
                                         Title: V.P.
                                                --------------------------------


                               /s/ J. ERNEST TALLEY
                               -------------------------------------------------
                               J. Ernest Talley

                               /s/ MARY ANN TALLEY
                               -------------------------------------------------
                               Mary Ann Talley

                               /s/ MARK E. SPEESE
                               -------------------------------------------------
                               Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (ii) Talley Management, Inc., a Texas corporation and the general partner of the Partnership ("Talley Management"),
(iii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iv) J. Ernest Talley, an individual ("Talley"), (v) Mary Ann Talley, an individual ("Mrs. Talley") (vi) Mark E. Speese, an individual ("Speese"), and (vii) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley and Talley Management have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that the Partnership will acquire a portion of the Shares from Talley, Mrs. Talley and Talley Management; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, the Partnership hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it holds any direct or indirect pecuniary, beneficial or voting interest. Furthermore, the Partnership acknowledges that the Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that the Partnership acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Partnership except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. Except as permitted by Section
2.2 of the Stockholders Agreement, Talley, Mrs. Talley, Talley

Management and the Partnership covenant and agree that (A) no Person other than Talley, Mrs. Talley, Matthew Talley, Mark Talley and Talley Management can or will have any direct or indirect pecuniary, beneficial or voting interest in any Shares held by the Partnership, including as a result of any liquidation, dissolution or other Transfer, (B) Talley will at all times control Talley Management, and (C) no Person other than Talley, Mrs. Talley, Matthew Talley, Mark Talley or Talley Management will own any direct or indirect pecuniary, beneficial or voting interest in the Partnership. This Agreement shall be attached to and become a part of the Stockholders Agreement.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        TALLEY MANAGEMENT, INC.
                                        a Texas corporation

                                        By:    /s/ J. ERNEST TALLEY
                                               ---------------------------------
                                        Name:  J. Ernest Talley
                                               ---------------------------------
                                        Title: President
                                               ---------------------------------


                                        TALLEY PARTNERS, LTD.
                                        a Texas limited partnership

                                        By:      Talley Management, Inc.
                                                 its General Partner

                                                 By:    /s/ J. ERNEST TALLEY
                                                        ------------------------
                                                 Name:  J. Ernest Talley
                                                        ------------------------
                                                 Title: President
                                                        ------------------------


                                        RENT-A-CENTER, INC.
                                        a Delaware corporation

                                        By:    /s/ ROBERT D. DAVIS
                                               ---------------------------------
                                        Name:  Robert D. Davis
                                               ---------------------------------
                                        Title: Vice President - Finance and
                                                Chief Financial Officer
                                               ---------------------------------


                                        APOLLO INVESTMENT FUND IV, L.P.
                                        a Delaware limited partnership

                                        By:      Apollo Advisors IV, L.P.
                                                 its General Partner

                                                 By:      Apollo Capital
                                                          Management IV, Inc.
                                                          its General Partner

                                                          By:    /s/ LARRY BERG
                                                                 ---------------
                                                          Name:  Larry Berg
                                                                 ---------------
                                                          Title: V.P.
                                                                 ---------------

                                    APOLLO OVERSEAS PARTNERS IV, L.P.
                                    an exempted limited partnership registered in the Cayman Islands

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By:  Apollo Capital Management IV, Inc.
                                              its Managing General Partner

                                              By:    /s/ LARRY BERG
                                                     ---------------------------
                                              Name:  Larry Berg
                                                     ---------------------------
                                              Title: V.P.
                                                     ---------------------------

                                    /s/ J. ERNEST TALLEY
                                    --------------------------------------------
                                    J. Ernest Talley

                                    /s/ MARY ANN TALLEY
                                    --------------------------------------------
                                    Mary Ann Talley

                                    /s/ MARK E. SPEESE
                                    --------------------------------------------
                                    Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) Matthew Talley, an individual ("Matt Talley"), (ii) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (iii) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the partnership, (iv) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (v) J. Ernest Talley, an individual ("Talley"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) Mark E. Speese, an individual ("Speese"), and (viii) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley, Talley Management and the Partnership have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Matt Talley may, in the future, acquire a portion of the Shares from Talley, Mrs. Talley or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Matt Talley hereby (i) acknowledges that he has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which he may hold any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, Matt Talley acknowledges that any Shares acquired by him will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that he acquires. Except as permitted by Section 2.2 of the Stockholders Agreement, Matt Talley, Talley, Mrs. Talley, the Partnership and Talley Management covenant and agree that no Person other than Talley, Mrs. Talley, Matt Talley and Mark Talley can or will have any direct or indirect pecuniary, beneficial or voting interest in the Partnership or any Shares held by the Partnership. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Matt Talley except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  /s/ MATTHEW TALLEY
                                  ---------------------------------------------
                                  Matthew Talley

                                  TALLEY PARTNERS, LTD.
                                  a Texas Limited Partnership

                                  By:  Talley Management, Inc.
                                       its General Partner

                                       By: /s/ J. ERNEST TALLEY
                                           ------------------------------------
                                       Name: J. Ernest Talley
                                             ----------------------------------
                                       Title: President
                                              ---------------------------------

                                  TALLEY MANAGEMENT, INC.
                                  a Texas corporation

                                  By: /s/ J. ERNEST TALLEY
                                      -----------------------------------------
                                  Name: J. Ernest Talley
                                        ---------------------------------------
                                  Title: President
                                         --------------------------------------

                                  RENT-A-CENTER, INC.
                                  a Delaware corporation

                                  By: /s/ ROBERT B. DAVIS
                                     ------------------------------------------
                                  Name: Robert B. Davis
                                        ---------------------------------------
                                  Title: Vice President - Finance and
                                         Chief Financial Officer
                                         --------------------------------------

                                  APOLLO INVESTMENT FUND IV, L.P.
                                  a Delaware limited partnership

                                  By:  Apollo Advisors IV, L.P.
                                       its General Partner

                                       By:  Apollo Capital Management IV, Inc.
                                            its General Partner

                                            By: /s/ LARRY BERG
                                                -------------------------------
                                            Name: Larry Berg
                                                 ------------------------------
                                            Title:  V.P.
                                                   ----------------------------

                                  APOLLO OVERSEAS PARTNERS IV, L.P.
                                  an exempted limited partnership registered in the Cayman Islands

                                  By:  Apollo Advisors IV, L.P.
                                       its General Partner

                                       By:  Apollo Capital Management IV, Inc.
                                            its Managing General Partner

                                            By: /s/ LARRY BERG
                                                -------------------------------
                                            Name: Larry Berg
                                                  -----------------------------
                                            Title: V.P.
                                                   ----------------------------

                                  /s/ J. ERNEST TALLEY
                                  ---------------------------------------------
                                  J. Ernest Talley

                                  /s/ MARY ANN TALLEY
                                  ---------------------------------------------
                                  Mary Ann Talley

                                  /s/ MARK E. SPEESE
                                  ---------------------------------------------
                                  Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Matt Trust #1"), (ii) Matthew Talley, an individual ("Matt Talley") and the trustee under Matt Trust #1, (iii) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (iv) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the partnership, (v) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (vi) J. Ernest Talley, an individual ("Talley"),
(vii) Mary Ann Talley, an individual ("Mrs. Talley"), (viii) Mark E. Speese, an individual ("Speese"), and (ix) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley, Talley Management and the Partnership have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Matt Trust #1 may, in the future, acquire a direct or indirect interest in the Shares from Talley, Mrs. Talley or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Matt Trust #1 hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest. Matt Trust #1 acknowledges that any Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that the Matt Trust #1 acquires. Furthermore, Matt Trust #1 and Matt Talley, as trustee and beneficiary under Matt Trust #1, hereby covenant and agree that no Person other than Matt Talley can or will (A) be the trustee or beneficiary of Matt Trust #1 or (B) have any direct or indirect pecuniary, beneficial or voting interest in Matt Trust #1 or any Shares held by Matt Trust #1, except as permitted under Section 2.2 of the Stockholders Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Matt Trust #1 or Matt Talley except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                        MATTHEW TALLEY FAMILY
                        TRUST #1
                        a trust organized under the laws and the State of Texas

                        By: /s/ MATTHEW TALLEY
                            -------------------------------------------------
                            Matthew Talley, as trustee

                        /s/ MATTHEW TALLEY
                        -----------------------------------------------------
                        Matthew Talley

                        TALLEY PARTNERS, LTD.
                        a Texas Limited Partnership

                        By: Talley Management, Inc.
                            its General Partner

                            By: /s/ J. ERNEST TALLEY
                               ----------------------------------------------
                            Name: J. Ernest Talley
                                 --------------------------------------------
                            Title: President
                                  -------------------------------------------

                        TALLEY MANAGEMENT, INC.
                        a Texas corporation

                        By: /s/ J. ERNEST TALLEY
                            -------------------------------------------------
                        Name: J. Ernest Talley
                              -----------------------------------------------
                        Title: President
                               ----------------------------------------------

                        RENT-A-CENTER, INC.
                        a Delaware corporation

                        By: /s/ ROBERT D. DAVIS
                            -------------------------------------------------
                        Name: Robert D. Davis
                              -----------------------------------------------
                        Title: Vice President -- Finance and Chief Financial
                               Officer
                               ----------------------------------------------

                        APOLLO INVESTMENT FUND IV, L.P.
                        a Delaware limited partnership

                        By:   Apollo Advisors IV, L.P.
                              its General Partner

                              By:   Apollo Capital Management IV, Inc.
                                    its General Partner

                                    By: /s/ LARRY BERG
                                       --------------------------------------
                                    Name: Larry Berg
                                         ------------------------------------
                                    Title: VP
                                          -----------------------------------

                        APOLLO OVERSEAS PARTNERS IV, L.P.
                        an exempted limited partnership registered in the Cayman Islands

                        By:  Apollo Advisors IV, L.P.
                             its General Partner

                             By:  Apollo Capital Management IV, Inc.
                                  its Managing General Partner

                                  By: /s/ LARRY BERG
                                      -----------------------------------------
                                  Name: Larry Berg
                                        ---------------------------------------
                                  Title: V.P.
                                         --------------------------------------

                        /s/ J. ERNEST TALLEY
                        -------------------------------------------------------
                        J. Ernest Talley

                        /s/ MARY ANN TALLEY
                        -------------------------------------------------------
                        Mary Ann Talley

                        /s/ MARK E. SPEESE
                        -------------------------------------------------------
                        Mark E. Speese

                                   EXHIBIT "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas ("Matt Trust #2"), (ii) Matthew Talley, an individual ("Matt Talley") and the trustee under Matt Trust #2, (iii) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (iv) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the partnership, (v) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (vi) J. Ernest Talley, an individual ("Talley"),
(vii) Mary Ann Talley, an individual ("Mrs. Talley"), (viii) Mark E. Speese, an individual ("Speese"), and (ix) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley, Talley Management and the Partnership have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Matt Trust #2 may, in the future, acquire a direct or indirect interest in the Shares from Talley, Mrs. Talley or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Matt Trust #2 hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest. Matt Trust #2 acknowledges that any Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that the Matt Trust #2 acquires. Furthermore, Matt Trust #2 and Matt Talley, as trustee and beneficiary under Matt Trust #2, hereby covenant and agree that no Person other than Matt Talley can or will (A) be the trustee or beneficiary of Matt Trust #2 or (B) have any direct or indirect pecuniary, beneficial or voting interest in Matt Trust #2 or any Shares held by Matt Trust #2, except as permitted under Section 2.2 of the Stockholders Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Matt Trust #2 or Matt Talley except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         MATTHEW TALLEY FAMILY
                         TRUST #2
                         a trust organized under the laws and the State of Texas

                         By: /s/ MATTHEW TALLEY
                             --------------------------------------------------
                             Matthew Talley, as trustee

                         /s/ MATTHEW TALLEY
                         ------------------------------------------------------
                         Matthew Talley

                         TALLEY PARTNERS, LTD.
                         a Texas Limited Partnership

                         By:  Talley Management, Inc.
                              its General Partner

                              By: /s/ J. ERNEST TALLEY
                                  ---------------------------------------------
                              Name: J. Ernest Talley
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                         TALLEY MANAGEMENT, INC.
                         a Texas corporation

                         By: /s/ J. ERNEST TALLEY
                             --------------------------------------------------
                         Name: J. Ernest Talley
                               ------------------------------------------------
                         Title: President
                                -----------------------------------------------

                         RENT-A-CENTER, INC.
                         a Delaware corporation

                         By: /s/ ROBERT B. DAVIS
                             --------------------------------------------------
                         Name: Robert B. Davis
                               ------------------------------------------------
                         Title: Vice President - Finance and
                                     Chief Financial Officer



                         APOLLO INVESTMENT FUND IV, L.P.
                         a Delaware limited partnership

                         By:  Apollo Advisors IV, L.P.
                              its General Partner

                         By:  Apollo Capital Management IV, Inc.
                              its General Partner

                              By: /s/ LARRY BERG
                                  ---------------------------------------------
                              Name: Larry Berg
                                    -------------------------------------------
                              Title: V.P.
                                     ------------------------------------------

                             APOLLO OVERSEAS PARTNERS IV, L.P.
                             an exempted limited partnership registered in the Cayman Islands

                             By:  Apollo Advisors IV, L.P.
                                  its General Partner

                                  By:  Apollo Capital Management IV, Inc.
                                       its Managing General Partner

                                       By: /s/ LARRY BERG
                                          -------------------------------------
                                       Name: Larry Berg
                                            -----------------------------------
                                       Title: VP
                                             ----------------------------------

                             /s/ J. ERNEST TALLEY
                             --------------------------------------------------
                             J. Ernest Talley

                             /s/ MARY ANN TALLEY
                             --------------------------------------------------
                             Mary Ann Talley

                             /s/ MARK E. SPEESE
                             --------------------------------------------------
                             Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) Mark Talley, an individual ("Mark Talley"),
(ii) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"),
(iii) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the partnership, (iv) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (v) J. Ernest Talley, an individual ("Talley"),
(vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) Mark E. Speese, an individual ("Speese"), and (viii) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley, Talley Management and the Partnership have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Mark Talley may, in the future, acquire a portion of the Shares from Talley, Mrs. Talley or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Mark Talley hereby (i) acknowledges that he has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which he may hold any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, Mark Talley acknowledges that any Shares acquired by him will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that he may acquire. Except as permitted by Section 2.2 of the Stockholders Agreement, Mark Talley, Talley, Mrs. Talley, the Partnership and Talley Management covenant and agree that no Person other than Talley, Mrs. Talley, Matt Talley and Mark Talley can or will have any direct or indirect pecuniary, beneficial or voting interest in the Partnership or any Shares held by the Partnership. This

Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Mark Talley except to a Permitted Transferee in accordance with
Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         /s/ MARK TALLEY
                         ------------------------------------------------------
                         Mark Talley

                         TALLEY PARTNERS, LTD.
                         a Texas Limited Partnership

                         By:  Talley Management, Inc.
                              its General Partner

                              By: /s/ J. ERNEST TALLEY
                                  ---------------------------------------------
                              Name: J. Ernest Talley
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                         TALLEY MANAGEMENT, INC.
                         a Texas corporation

                         By: /s/ J. ERNEST TALLEY
                             --------------------------------------------------
                         Name: J. Ernest Talley
                               ------------------------------------------------
                         Title: President
                                -----------------------------------------------

                         RENT-A-CENTER, INC.
                         a Delaware corporation

                         By: /s/ ROBERT B. DAVIS
                             ---------------------------------------------
                         Name: Robert B. Davis
                               -------------------------------------------
                         Title: Vice President - Finance and
                                     Chief Financial Officer
                                ------------------------------------------


                         APOLLO INVESTMENT FUND IV, L.P.
                         a Delaware limited partnership

                         By:  Apollo Advisors IV, L.P.
                              its General Partner

                              By:  Apollo Capital Management IV, Inc.
                                   its General Partner

                                   By: /s/ LARRY BERG
                                       -----------------------------------
                                   Name: Larry Berg
                                         ---------------------------------
                                   Title: V.P.
                                          --------------------------------

                             APOLLO OVERSEAS PARTNERS IV, L.P.
                             an exempted limited partnership registered in the Cayman Islands

                             By:  Apollo Advisors IV, L.P.
                                  its General Partner

                                  By:  Apollo Capital Management IV, Inc.
                                       its Managing General Partner

                                       By: /s/ LARRY BERG
                                          --------------------------------------
                                       Name: Larry Berg
                                             -----------------------------------
                                       Title: V.P.
                                              ----------------------------------


                             /s/ J. ERNEST TALLEY
                             --------------------------------------------------
                             J. Ernest Talley

                             /s/ MARY ANN TALLEY
                             --------------------------------------------------
                             Mary Ann Talley

                             /s/ MARK E. SPEESE
                             --------------------------------------------------
                             Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (ii) Mark Andrew Talley, an individual ("Mark Talley") and the trustee under Mark Trust #1, (iii) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (iv) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the partnership, (v) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (vi) J. Ernest Talley, an individual ("Talley"), (vii) Mary Ann Talley, an individual ("Mrs. Talley"), (viii) Mark E. Speese, an individual ("Speese"), and (ix) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley, Talley Management and the Partnership have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Mark Trust #1 may, in the future, acquire a direct or indirect interest in the Shares from Talley, Mrs. Talley or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Mark Trust #1 hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest. Mark Trust #1 acknowledges that any Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that the Mark Trust #1 acquires. Furthermore, Mark Trust #1 and Mark Talley, as trustee and beneficiary under Mark Trust #1, hereby covenant and agree that no Person other than Mark Talley can or will (A) be the trustee or beneficiary of Mark Trust #1 or (B) have any direct or indirect pecuniary, beneficial or voting interest in Mark Trust #1 or any Shares held by Mark Trust #1, except as permitted under Section 2.2 of the Stockholders Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Mark Trust #1 or Mark Talley except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                  MARK ANDREW TALLEY FAMILY
                  TRUST #1
                  a trust organized under the laws and the State of Texas

                  By: /s/ MARK ANDREW TALLEY
                      ---------------------------------------------------------
                      Mark Andrew Talley, as trustee

                  /s/ MARK ANDREW TALLEY
                  ---------------------------------------------------------
                  Mark Andrew Talley

                  TALLEY PARTNERS, LTD.
                  a Texas Limited Partnership

                  By:  Talley Management, Inc.
                       its General Partner

                       By: /s/ J. ERNEST TALLEY
                           ---------------------------------------------------
                       Name: J. Ernest Talley
                             --------------------------------------------------
                       Title: President
                              -------------------------------------------------

                  TALLEY MANAGEMENT, INC.
                  a Texas corporation

                  By: /s/ J. ERNEST TALLEY
                      ---------------------------------------------------------
                  Name: J. Ernest Talley
                        -------------------------------------------------------
                  Title: President
                         ------------------------------------------------------

                  RENT-A-CENTER, INC.
                  a Delaware corporation

                  By: /s/ ROBERT B. DAVIS
                      ---------------------------------------------------------
                  Name: Robert B. Davis
                        -------------------------------------------------------
                  Title: Vice President - Finance and Chief Financial Officer
                        -------------------------------------------------------


                  APOLLO INVESTMENT FUND IV, L.P.
                  a Delaware limited partnership

                  By:  Apollo Advisors IV, L.P.
                       its General Partner

                       By:  Apollo Capital Management IV, Inc.
                            its General Partner

                            By: /s/ LARRY BERG
                               ------------------------------------------------
                            Name: Larry Berg
                                 ----------------------------------------------
                            Title: V.P.
                                  ---------------------------------------------

                             APOLLO OVERSEAS PARTNERS IV, L.P.
                             an exempted limited partnership registered in the Cayman Islands

                             By:  Apollo Advisors IV, L.P.
                                  its General Partner

                                  By:  Apollo Capital Management IV, Inc.
                                       its Managing General Partner

                                       By: /s/ LARRY BERG
                                          -------------------------------------
                                       Name: Larry Berg
                                            -----------------------------------
                                       Title: V.P.
                                             ----------------------------------


                             /s/ J. ERNEST TALLEY
                             --------------------------------------------------
                             J. Ernest Talley

                             /s/ MARY ANN TALLEY
                             --------------------------------------------------
                             Mary Ann Talley

                             /s/ MARK E. SPEESE
                             --------------------------------------------------
                             Mark E. Speese

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                             AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 9th day of September, 1999, by and between (i) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas ("Mark Trust #2"), (ii) Mark Andrew Talley, an individual ("Mark Talley") and the trustee under Mark Trust #2, (iii) Talley Partners, Ltd., a Texas limited partnership (the "Partnership"), (iv) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the partnership, (v) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (vi) J. Ernest Talley, an individual ("Talley"), (vii) Mary Ann Talley, an individual ("Mrs. Talley"), (viii) Mark E. Speese, an individual ("Speese"), and (ix) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                             W I T N E S S E T H :

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, Mrs. Talley, Talley Management and the Partnership have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that Mark Trust #2 may, in the future, acquire a direct or indirect interest in the Shares from Talley, Mrs. Talley or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Transferees acquiring any or all of the Shares must enter into an instrument confirming that the Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Shares in the Company, Mark Trust #2 hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest. Mark Trust #2 acknowledges that any Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Shares that the Mark Trust #2 acquires. Furthermore, Mark Trust #2 and Mark Talley, as trustee and beneficiary under Mark Trust #2, hereby covenant and agree that no Person other than Mark Talley can or will (A) be the trustee or beneficiary of Mark Trust #2 or (B) have any direct or indirect pecuniary, beneficial or voting interest in Mark Trust #2 or any Shares held by Mark Trust #2, except as permitted under Section 2.2 of the Stockholders Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Mark Trust #2 or Mark Talley except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   MARK ANDREW TALLEY FAMILY
                                   TRUST #2
                                   a trust organized under the laws and the State of Texas

                                   By: /s/ MARK ANDREW TALLEY
                                       ----------------------------------------
                                       Mark Andrew Talley, as trustee


                                   /s/ MARK ANDREW TALLEY
                                   --------------------------------------------
                                   Mark Andrew Talley


                                   TALLEY PARTNERS, LTD.
                                   a Texas Limited Partnership

                                   By:  Talley Management, Inc.
                                        its General Partner

                                        By:  /s/ J. ERNEST TALLEY
                                             ----------------------------------
                                        Name:    J. Ernest Talley
                                               --------------------------------
                                        Title:   President
                                               --------------------------------

                                   TALLEY MANAGEMENT, INC.
                                   a Texas corporation

                                   By:  /s/ J. ERNEST TALLEY
                                        ---------------------------------------
                                   Name:    J. Ernest Talley
                                         --------------------------------------
                                   Title:   President
                                          -------------------------------------

                                   RENT-A-CENTER, INC.
                                   a Delaware corporation

                                   By:  /s/ ROBERT D. DAVIS
                                        ---------------------------------------
                                   Name:    Robert D. Davis
                                         --------------------------------------
                                   Title:   Vice President-Finance and
                                            Chief Financial Officer
                                          -------------------------------------

                                   APOLLO INVESTMENT FUND IV, L.P.
                                   a Delaware limited partnership

                                   By:  Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:   Apollo Capital Management IV, Inc.
                                              its General Partner

                                              By: /s/ LARRY BERG
                                                  -----------------------------
                                              Name:   Larry Berg
                                                    ---------------------------
                                              Title:  V.P.
                                                     --------------------------

                                   APOLLO OVERSEAS PARTNERS IV, L.P.
                                   an exempted limited partnership registered in the Cayman Islands

                                   By:  Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:   Apollo Capital Management IV, Inc.
                                              its General Partner

                                              By: /s/ LARRY BERG
                                                  -----------------------------
                                              Name:   Larry Berg
                                                    ---------------------------
                                              Title:  V.P.
                                                     --------------------------

                                   /s/ J. ERNEST TALLEY
                                   --------------------------------------------
                                   J. Ernest Talley

                                   /s/ MARY ANN TALLEY
                                   --------------------------------------------
                                   Mary Ann Talley

                                   /s/ MARK E. SPEESE
                                   --------------------------------------------
                                   Mark E. Speese

                                  Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.